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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2009

Commission file number 1-8198

HSBC FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	86-1052062 (IRS Employer Identification Number)
26525 North Riverwoods Blvd., Mettawa, Illinois (Address of principal executive offices)	60045 (Zip Code)

Registrant's telephone number, including area code (224) 544-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

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On November 10, 2009, HSBC Finance Corporation (“HSBC”) issued a press release to announce its auto finance entities have reached an agreement with Santander Consumer USA Inc. to sell HSBC US auto loan servicing operations as well as US $1 billion in auto loan receivables for US $904 million in cash, and enter into a loan servicing agreement for the remainder of its US auto loan portfolio, which is in liquidation. A copy of the press release is included in this Form 8-K as Exhibit 99.1.

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01 Financial Statements and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description
	99.1	Copy of HSBC Finance Corporation press release issued on November 10, 2009.

Signatures

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ Mick Forde
Mick Forde Senior Vice President, General Counsel – Treasury and Assistant Secretary

Dated: November 10, 2009

Exhibit Index

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Exhibit No.	Description

99.1	Copy of HSBC Finance Corporation press release issued on November 10, 2009.

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